UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2022

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 18, 2022, Full House Resorts, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the appointment of John Ferrucci to the position of Chief Operating Officer, subject to finalization of a new employment agreement between the Company and Mr. Ferrucci. This Amendment No. 1 to the Initial Form 8-K (this “Amendment No. 1”) amends Item 5.02 of the Initial Form 8-K to include a brief description of Mr. Ferrucci’s compensation arrangements, as approved by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2022, in connection with his appointment as Chief Operating Officer, the Compensation Committee approved a base salary for Mr. Ferrucci of $400,000 per year.  In addition to his base salary, Mr. Ferrucci has an opportunity to earn an annual discretionary cash performance bonus, based on achievement of individual and Company-based performance criteria established by the Company’s Board of Directors or the Compensation Committee, up to a maximum total amount equal to 100% of his base salary.

On March 14, 2022, Mr. Ferrucci was also granted a nonqualified stock option covering 50,000 shares of Company common stock with a per share exercise price equal to the closing price per share on the grant date, as well as 5,734 shares of restricted stock.  The stock option will vest in three equal annual amounts beginning on March 14, 2023, and the restricted stock will vest in three equal annual amounts beginning on March 14, 2023, subject to the achievement of certain performance-based criteria, including compound annual growth rates for both Adjusted EBITDA and free cash flow per share.

Any information required to be set forth in the Initial Form 8-K that is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no other modifications have been made to the information contained in the Initial Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: March 18, 2022	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer